Investor Presentation June 2017

Forward-Looking Statements This presentation contains certain statements related to future results or states our intentions, beliefs and expectations or predictions for the future which are forward- looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. 2

Company Overview

2 0 1 5 Company taken public (NASDAQ) Date of Incorporation Patrick History 4 1 9 5 9 Company founded 1 9 6 1 1 9 6 8 2 0 0 7 Acquires Adorn Holdings, Inc. – the largest acquisition in the Company‟s History 2 0 0 8 Todd Cleveland named President („08) and CEO („09) Completes 3-for-2 common stock split Acquisition Highlights (2010-2016)  31 companies  $411MM aggregate purchase price  $696MM annualized sales 2 0 0 9 2 0 1 7  Common stock offering  Credit facility expansion to $450MM  Continued strategic investment  2017 Acquisitions o 4 companies o $83MM aggregate purchase price o $95MM annualized sales 2010 - 2016

 Founded in 1959 and incorporated in Indiana in 1961  Headquartered in Elkhart, Indiana – the “RV Capital of the World”  Leading national manufacturer and supplier of building and component products to the RV, MH, Marine and select Industrial markets  Operates over 80 facilities in 19 states  Approximately 6,000 employees  Listed on the NASDAQ under ticker PATK  Approximately $1.2B in revenue for 2016  Acquired 35 companies from 2010 – 2017  $494 million aggregate purchase price  Our vision is focused on continued growth organically and through strategic acquisitions in all market segments including marine, as well as expanding geographical product footprint and reach Patrick at a Glance 5

P ro d u ct Port fo li o 6 RV •Q1-17 shipment growth 12% •72% of Q1-17 Patrick sales Wall and ceiling panels Pressed and hardwood doors Countertops Fabricated aluminum & FRP products Wrapped mouldings Cabinet doors Electrical, wiring, plumbing Furniture and mattresses Fiberglass products RV painting Electronics MH •Q1-17 shipment growth 23% •13% of Q1-17 Patrick sales Wall and ceiling panels Pressed and hardwood doors Electrical, wiring, plumbing Cement siding Drywall & roofing products Lighting Wall coverings Bath & shower surrounds Trusses Industrial •Q1-17 housing starts growth 8% •11% of Q1-17 Patrick sales • 54% residential housing • 46% retail & commercial fixtures Retail & commercial fixtures Kitchen cabinets Solid surface countertops Office & residential furniture Sources: RVIA, MHI, NAHB, SSI Marine •Q1-17 shipment growth 6%* •4% of Q1-17 Patrick sales Electronics distribution Fiberglass/plastic helms Dash panels Wiring/wiring harnesses Aluminum fuel & holding tanks Full helm assembly CNC molds & composite parts *Shipment growth company estimate Industries Overview

7 Differentiated, customer-centric, brand strategy and business model  Portfolio of brands enable OEM customers to differentiate their products to consumers  Brands retain significant autonomy to maintain entrepreneurial spirit and brand individuality enabling continuation of legacy value proposition with the support and opportunity to leverage all of Patrick‟s resources Strong Brands

Patrick Facility Profile 8 8 Strategically aligned with OEM customers with a nationwide network Over 80 facilities in 19 states with approximately 6,000 employees Headquarters Existing Patrick Facility

Our Markets

Key Role in the Value Chain 10 Activities and Value Proposition Success Drivers Component Suppliers OEMs Dealers  Source raw materials and select products  Innovate on design, product and materials to meet consumer preferences  Manufacture and distribute select components  Source components  Design vehicles  Assemble vehicles  Consumer marketing  Dealer development and relationships  Manage OEM relationships  Manage inventories and financing  Consumer marketing and sales  Satisfy consumer preferences  Product line breadth  Industry volumes (less reliant on specific brand or class)  Operational platform and supply chain efficiency  Brand  Innovative product  Dealer network  Supply chain management  Competitive OEM brands  Footprint  Financing  Marketing and sales capability Design and innovation are crucial elements in the value chain as consumer tastes and preferences are dynamic RV Market

RV Market 11 Long- Term Market Growth Industry Strength Economy Demographics Lifestyle  2016 was the 7th consecutive year of wholesale unit shipment growth; Q1-17 continuing momentum with 12% growth  Retail demand is strong  New innovative designs and products  Attractive product mix and price point  Consumer Confidence – May 2017 – 117.9  Strong equity markets – Dow at all time high  Unemployment – May 2017 – 4.3%  Fuel prices  Increasing retail demand from younger buyers  One in ten vehicle-owning households between 50 and 64 own at least one RV  11,000 Baby Boomers are projected to turn 65 years old each day over the next 15 years – highest rate of RV ownership  70% of current RV owners plan to purchase another RV to replace their current unit, with over one-third planning a new purchase within the next 3 years  Quality time with family and friends  Culture shift toward outdoor activities  More economical vacations  Millennials embracing active and outdoor lifestyle  Connectivity Sources: The Conference Board; Bureau of Labor Statistics & U.S. Census Bureau; RVIA Drivers of Market Growth

173 163 203 228 +21% 259 247 248 255 293 +24% 321 300 257 311 321 370 384 +22% 391 353 237 166 242 252 286 321 357 374 431 RV Wholesale Unit Shipments Consumer Confidence RV Annual Shipments 558 524 Industry Outlook 12 Gulf War 9/11 Attacks Residential Housing Crisis It is our belief that trended shipment levels indicate that there continues to be potential for future growth trajectory based on current demographic indicators, discipline in the space, overall economic conditions, and resilience and strength of the leisure lifestyle. Additionally, average shipment increases over each of the last prior peaks point to an extended runway with potential in excess of 550,000 units. (shipments in thousands) RV Shipments Source: 1990 – 2018F RVIA; 2019F and 2020F Company Estimates +5% annual growth +7% annual growth RV Market

Market Conditions & Consumer Trends 13  Approximately 9 million households with 22 million people living in manufactured homes (9% of nation‟s single family housing stock)  Affordable form of home ownership:  Average structure cost per sq. ft. (2015): $47.55 (MH) vs. $100.65 (single family home)  Average MH retail price (2015): $68,000 for 1,430 sq. ft. (home only)  Flexible production process allows for more custom features at lower cost:  Multiple exterior options and interior floor plans available  Energy efficient materials, green and alternative energy home designs  Built with precision – three layers of quality oversight nationally administered by HUD  Engineered for wind safety and energy efficiency based on geographic region in which homes are sold  Appreciate in value as with other forms of housing  Typical financing terms for MH loans on new homes:  5 – 20% down payment (based on inclusion of land in financing)  15 – 30 year loan terms – based on credit profile, home size, and loan type Source: Manufactured Housing Institute (MHI) MH Market

193 168 131 131 147 118 96 82 50 50 52 55 60 64 71 81 93 124 142 MH Wholesale Unit Shipments Industry Outlook 14 Source: 1990-2016: Manufactured Housing Institute (MHI); 2017F - 2020F Company Estimates The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash including tight credit standards and lending. We believe, however, that there is pent up demand being created and significant upside potential for this market based on current demographic trends including multi-family housing capacity and improving consumer credit and financing conditions, among other factors. Residential Housing Crisis Restricted MH and Residential Housing Credit & Lending Conditions (shipments in thousands) MH Market +10% annual growth +15% annual growth

554 587 609 781 925 1,003 1,112 1,174 4,340 4,190 4,260 4,660 5,090 4,940 5,250 5,450 3,900 4,100 4,300 4,500 4,700 4,900 5,100 5,300 5,500 400 500 600 700 800 900 1,000 1,100 1,200 1,300 Existing Hom e Sales (000's)Ne w Hou sin g Start s ( 00 0's ) Growth in Housing Market Driving Demand New Housing Starts Existing Home Sales Industry Conditions 15  The National Association of Home Builders (“NAHB”) currently forecasts an approximate 5% year-over-year increase in new housing starts for 2017 compared to 2016  Approximately 54% of the Company‟s industrial revenue base is tied directly to the residential housing market (new construction and remodel)  Our sales to the industrial market generally lag new residential housing starts by six to nine months  Patrick has targeted certain sales efforts towards industrial market segments less tied to new single and multi-family home construction, including the retail fixture, office, medical, institutional furnishings, and countertop markets Sources: New Housing Starts - U.S. Census Bureau; Existing Home Sales – National Association of Realtors; NAHB (as of June 2, 2017) Industrial Market Residential Housing 54% Commercial & Institutional Fixtures 46% Q1-2017 Sales Composition

Market Trends 16 95% of powerboats in the U.S. are manufactured in the U.S. 36% of the U.S. adult population participated in recreational boating 72% of boat owners have a household income of less than $100K ~ middle-class 95% of boats on the water in the U.S. are less than 26’ in length Marine Market Source: National Marine Marketing Association: 2014 Recreational Boating Statistical Abstract

U.S. Marine Outlook - 100,000 200,000 300,000 400,000 500,000 600,000 19 65 19 66 19 67 19 68 19 69 19 70 19 71 19 72 19 73 19 74 19 75 19 76 19 77 19 78 19 79 19 80 19 81 19 82 19 83 19 84 19 85 19 86 19 87 19 88 19 89 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 E 20 17 FIndustry Volume Source: National Marine Marketing Association, Statistical Surveys, Inc. 1965-1991 Average 400,000 1992-2006 Average 309,000 2016 2017 193,000 200,000 The U.S. marine market continues its steady recovery with the potential for a long runway of slow and steady growth with leisure lifestyle attractiveness and an aging inventory of used boats 17 Marine Market

A u g . 201 6 Patrick‟s Marine History Timeline 18 L e g ac y N o v. 201 4 F e b . 201 5  Electronics Distribution First step into the marine market Strategic acquisition to gain traction in new marine markets Strategic acquisition to expand presence in RV & marine markets  Fiberglass Helms  Dash Panels  Fiberglass Helms  Dash Panels  Wire Harnesses  Full Helm Assembly P ro d u ct L ine s M a y 201 7 Strategic acquisitions to build marine platform and expand presence as key component supplier  Design and tooling  Aluminum fuel tanks  Wire harnesses Marine Market

Marine Core Competencies 19  Thermoforming plastics  Dash and instrument panel assemblies  Fiberglass design, engineering and manufacturing  Electrical wiring and harnesses  CNC plugs and molds; open/closed composite molds  Aluminum fuel and holding tanks  Electronics distribution  Strategic sourcing and purchasing power  JIT inventory management and distribution  Ability to bring multiple product lines and solutions to boat manufacturers regardless of size or style  Large scale in size and footprint with presence in the hotbeds of boat manufacturing  Midwest  Southeast  Northern Plains  Expertise in JIT inventory management, providing value-added services to OEMs K e y Core Com p etencie s Cu s tomer V alue Pro p osit io n Marine Market

Product Development & Design At Patrick Industries we are constantly striving to partner with our customers to bring new and innovative products and design solutions to market  45,000 sq. ft. Design/Innovation Center located in Elkhart, IN  Opened in March 2016  Includes 25,000 sq. ft. showroom with product displays, training center and conference rooms  Full-service resource housing latest trends and products  Creative environment for customers to design products and enhance their brand  Features a wide variety of ever-changing products and trends  Other services include product development, 3D CAD illustration, photography and marketing 20 All Markets

Our Model

Use strong cash flow to reduce debt and reload growth capacity 22 Maintain efficient and flexible balance sheet through measured use of leverage to drive growth and strong ROE with prepayable debt Invest in internal growth and cost savings opportunities including geographic locations, product extensions and infrastructure Return excess capital to shareholders through share repurchases Execute disciplined strategic acquisition program Our capital allocation strategy is centered around the utilization of our leverage and capital resources to grow and reinvest in the business model. Focused Capital Allocation

2010 Acquisition Highlights 2014 Acquisition Highlights • 2 companies • 7 companies • $6MM aggregate purchase price • $72MM aggregate purchase price • $22MM annualized sales • $126MM annualized sales • Primarily RV market-based • Primarily RV market-based 2011 Acquisition Highlights 2015 Acquisition Highlights • 3 companies • 4 companies • $7MM aggregate purchase price • $140MM aggregate purchase price • $26MM annualized sales • $233MM annualized sales • Primarily RV & Industrial market-based • Primarily RV market-based 2012 Acquisition Highlights 2016 Acquisition Highlights • 4 companies • 8 companies • $30MM aggregate purchase price • $139MM aggregate purchase price • $80MM annualized sales • $167MM annualized sales • Primarily RV market-based • RV, MH & Industrial market-based 2013 Acquisition Highlights 2017 Acquisition Highlights • 3 companies • 4 companies • $17MM aggregate purchase price • $83MM purchase price • $42MM annualized sales • $95MM annualized sales • Primarily RV market-based • Marine, RV & Industrial market-based Acquisition Summary by Year 23

Geographic and Product Expansion 1 2 3 4 5 PACIFIC NORTHWEST 1 SOUTHERN CALIFORNIA • Lamination • Aluminum • FRP • Fiberglass • Paint • Solid Surface • Hardwood Products • Pressed Products • Industrial • Interior Doors TEXAS SOUTHEAST NORTHEAST • Softwoods • Paint • Solid Surface • Hardwood Products • Pressed Products • Softwoods • Hardwood Products • Industrial • Lamination • Fiberglass • Solid Surface • Softwoods • Fiberglass • Solid Surface • Hardwood Products • Slotwall Products 2 3 4 5 Focus on expansion opportunities with $160MM market potential, while minimizing any potential risks or pitfalls 24

$2.5 $4.2 $0.3 $1.4 $2.4 $7.9 $8.7 $6.5 $8.0 $15.4 $16.0 $4.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F Capital Expenditures We will continue to invest in our infrastructure to drive enterprise wide efficiency and flex our capital spend when necessary to align with our demand levels ($ in millions) Strategic Capital Spending:  New Process / Automation  Increased Capacity  Increased Efficiencies 25 Potential additional strategic capex

Balance Sheet Strength We expect to continue to utilize our leverage and cash flows in alignment with our capital allocation strategy. We ended Q1„17 with a leverage ratio of 1.3x after completing an equity offering, which generated net proceeds of approximately $94MM. Leverage Position Trend 0.0 1.0 2.0 3.0 4.0 5.0 $30MM of Acquisitions $17MM of Acquisitions $72MM of Acquisitions $139MM of Acquisitions $10MM of Acquisitions & $94MM Equity Offering $140MM of Acquisitions $74MM of Acquisitions

 $437 +36% $595 +24% $736 +25% $920 +33% $1,222 2012 2013 2014 2015 2016 Sales Growth Sales Sales & Earnings Growth  Sales continue to grow and outpace their respective markets, driven by acquisitions, new products and extension growth and market share gains  Net Income and EPS continue steady growth driven by the following:  Leveraging of fixed costs  Tight management of controllable expenses  Realized cost synergies from acquisitions  Share buyback program *2012 net income excludes the benefit of the income tax credit associated with NOLs - $7MM or $0.43 per diluted share ($ in millions except per share data)  $21 +13% $24 +28% $31 +38% $42 +32% $56  $1.33 +11% $1.49 + 9% $1.91 +42% $2.72 +34% $3.64 2012* 2013 2014 2015 2016 Earnings Growth Net Income Diluted EPS 27

Appendix

Content per Unit  Our focus on strategic acquisitions and organic growth have resulted in significant increases in our content per unit and sales outpacing our respective markets  Both RV and MH content per unit increase of 14% in Q1 2017 compared to 2016  Strategic Growth Initiatives  Acquiring new product lines and strong management teams  Developing new innovative product lines  Geographic expansion  Entering adjacent markets $823 $1,142 $1,364 $1,629 $1,904 $2,167 $6,300RV Content per Unit - TTM $1,441 $1,580 $1,599 $1,718 $1,787 $2,032 $6,900MH Content per Unit - TTM *100% market share in existing products would yield the ‘total potential’ content per unit amount 29

Acquisition Summary 2010 2011 2012 Quality Hardwoods Sales Blazon International Group The Praxis Group A.I.A. Countertops, LLC Infinity Graphics Décor Mfg., LLC Gustafson Lighting Creative Wood Designs, Inc. Middlebury Hardwood Products, Inc. Date of Acquisition: 01/2010 08/2010 06/2011 09/2011 12/2011 03/2012 07/2012 09/2012 10/2012 Final Purchase Price: $2.0 $3.8 $0.5 $5.5 $1.3 $4.3 $2.8 $3.0 $19.8 Annualized Revenue (from Date of Acquisition): $2.0 $20.0 $4.0 $20.0 $2.0 $17.0 $12.0 $18.0 $33.0 Segment: Manufacturing Distribution Distribution Manufacturing Manufacturing Manufacturing Distribution Manufacturing Manufacturing Industry: RV RV & MH RV RV & Industrial RV & Industrial RV RV RV RV, MH & Industrial Overview of Products: Cabinet Doors Wiring, electrical, plumbing, and other building products Painted countertops, foam products, and furniture products Solid surface countertops, backsplashes, tables, and signs Designer, producer, and installer of exterior graphics Laminated and wrapped products Interior and exterior lighting products, ceiling fans and accessories Hardwood furniture including interior hardwood tables, chairs, and dinettes Hardwood cabinet doors and other hardwood products Acquisition: 30

Acquisition Summary 2013 2014 2015 Frontline Mfg., Inc. Premier Concepts, Inc. West Side Furniture Precision Painting Group Foremost Fabricators, LLC PolyDyn3, LLC Charleston Corporation Better Way Partners, LLC Structural Composites of Indiana, Inc. North American Forest Products & North American Moulding Date of Acquisition: 09/2013 09/2013 09/2013 06/2014 06/2014 09/2014 11/2014 02/2015 05/2015 09/2015 Final Purchase Price: $5.2 $2.6 $8.7 $16.0 $45.4 $1.3 $9.5 $40.5 $20.0 $79.7 Annualized Revenue (from Date of Acquisition): $15.0 $10.0 $17.0 $28.0 $75.0 $2.5 $20.0 $50.0 $18.0 $165.0 Segment: Manufacturing Manufacturing Distribution Manufacturing Manufacturing & Distribution Manufacturing Manufacturing Manufacturing Manufacturing Manufacturing Industry: RV, MH & Industrial RV, MH & Industrial RV RV RV RV RV RV RV, Marine & Industrial RV, MH & Industrial Overview of Products: Fiberglass bath fixtures including tubs and showers Solid surface countertops Recliners, mattresses, other furniture products Exterior full body painting Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil Fabricated simulated wood and stone products Fiberglass and small plastic components Fiberglass components Fiberglass front and rear caps and roofs and other specialty fiberglass components Profile wraps, custom mouldings, laminated panels, raw/processed softwood products, trusses, industrial packaging materials Acquisition: 31

Acquisition Summary 32 2016 2017 Parkland Plastics The Progressive Group Cana Cabinetry Mishawaka Sheet Metal L.S. Manufacturing, Inc. BH Electronics, Inc. Sigma Wire & KRA Intl. Medallion Plastics, Inc. Marine Concepts Marine Electrical Products Florida Marine Tanks Date of Acquisition: 02/2016 03/2016 05/2016 06/2016 07/2016 07/2016 12/2016 03/2017 Final Purchase Price: $25.2 $10.9 $16.5 $14.0 $11.2 $35.0 $26.1 $10.0 Annualized Revenue (from Date of Acquisition): $30.0 $23.0 $18.0 $28.0 $12.0 $35.0 $21.0 $20.0 Segment: Manufacturing Distribution Manufacturing Manufacturing Manufacturing Manufacturing Manufacturing Manufacturing Manufacturing Manufacturing Manufacturing Industry: RV & Industrial RV & Industrial MH & Industrial RV & Industrial RV & Industrial Marine RV, Marine & Industrial RV & Industrial Marine & Industrial Marine Marine & Industrial Overview of Products: Polymer-based products including wall panels, lay-in ceiling panels, coated & rolled floors, protective moulding Electronics Custom cabinetry including hardwood and MDF doors, door fronts and mouldings Fabricated aluminum products, aluminum alloys, galvanized and hot rolled steel in common gauges and pattern sizes Thermoformed plastic parts and components, including shower surrounds/bases Thermoformed dash panel assemblies, center consoles and trim panels, electrical systems PVC insulated wire and cable products, wire harnesses and associated assemblies Thermoformed dash and trim panels, fender skirts, interior packages, bumper covers and hoods CNC plugs and molds, composite molds (open and closed), gelcoat and fiberglass parts and assemblies Wireharnesses, fiberglass and fiberglass reinforced thermoformed helm systems, dash panels, and instrument panels Manufactures, fabricates, and assembles aluminum fuel and holding tanks $75.0 Acquisition: Leisure Product Enterprises, LLC 05/2017 $73.5

Patrick Product Lines – RV Interior 33 Additional Supplied Products:  Exit Lighting  Ceiling Fans  Power Cords & Inlets  RV Tank Heater Pads  Fire Extinguishers  Electric Fireplaces  Wiring, Electrical & Plumbing Products  Inverters  Tire Pressure Monitors  Electrical Switches, Receptacles, and Outlets  RV Transfer Switches  Battery Selector Switches  Cut to size, boring, foiling & edge-banding  Flooring Adhesive  Instrument Panel  Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL) Electronics Speakers Microwaves Furniture Mattresses Laminate & Ceramic Flooring Closet Hardware Vanity Mirrors Lighting Closet & Passage Doors Countertops Drawer Fronts & Sides Laminated Panels & Printed Vinyl Backsplashes Hardwood Accessories Window Trim Fiberglass Bath Fixtures & Shower Doors Kitchen & Bath Faucets & Sinks Slide trim – foam, hardwood, wrapped Under Cabinet Lighting Tile Cabinet Hardware Dinettes, Tables & Chairs Cabinet Doors

Patrick Product Lines – RV Exterior 34 Exterior Speakers Paint & Paint Mask LED Lighting Aluminum & FRP Side Walls Laminated Side Walls Additional Product Lines:  Softwoods  Full Body Paint  Aluminum Gauges  Steel Gauges  Mill Finish & Pre- Painted Aluminum and Steel  Slit & Embossed Steel  FRP Coil & Sheet Motion Sensing Lights RV Power Cords & Inlets RV Grills & Accessories Front and Rear Caps Bow Trusses

Patrick RV Products Growth Potential 35 Heating, Ventilating, Air Conditioning Window Coverings Rolled Flooring Bedding Exterior Mirrors Carpeting Windshield Wipers Holding Tanks Captains Chairs Appliances Toilets/Plumbing Water Heaters Gauges Dashboards & Components Hardware Tires & Rims Roofing Insulation Aluminum Framing

Patrick Product Lines – MH 36 Interior & Exterior Decorative Lighting Fixtures Interior Passage Doors Kitchen & Bath Faucets & Sinks Gypsum (Drywall & Drywall Finishing Products) Laminate & Ceramic Flooring Fiberglass Bath Fixtures & Shower Doors Cabinet Doors & Components Microwaves Countertops Electronics Additional Supplied Products:  Building Arches  Closet Organization Products  Sealants  Innovative Lighting  Electrical Components • Panels/Breakers • Outlet Boxes • Switches/Receptacles  Fireplaces and Surrounds  Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)  Cut to size, boring, foiling & edge-banding  Solid Surface, Granite and Quartz Fabrication  Flooring Adhesive  Tables & Signs  Roof Trusses Siding Shingles • Ventilation System & Ridge Cap • Felt Paper • Ice & Water Protection • Drip Edge • Flashing • Roofing Membrane • Soffit & Fascia Wrapped Profile Moldings Plumbing Products Backsplashes Recessed Lighting Fluorescent Lighting Wiring/Electrical Products Ceiling Fans Medicine Cabinets Under Cabinet Lighting Tile Printed Vinyl Trusses

Patrick MH Products Growth Potential 37 Composite Decking Carpet & Carpet Pad Hardware Alternative Roofing Insulation Lumber Windows Additional Supplied Products: • Water Heaters • Appliances • Toilets/Plumbing • HVAC Solar Panels Brackets/Braces & Hardware